UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 15, 2004
                                                          -----------------
                                                          (June 1, 2004)

                              GLIMCHER REALTY TRUST
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

       Maryland                      1-12482                 31-1390518
       --------                      -------                 ----------
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


      150 East Gay Street, Columbus, Ohio               43215
      -----------------------------------               -----
    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code (614) 621-9000
                                                          --------------

         (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in the Registrant's Certifying Accountant.

     PricewaterhouseCoopers LLP ("PwC") elected not to renew its engagement as the independent accountants of Glimcher Realty Trust ("Registrant") effective June 1, 2004. The Audit Committee of the Board of Trustees of the Registrant is currently considering prospective replacement accountants.

     The reports of PwC on the consolidated financial statements of the Registrant for the past two years contained no adverse opinion or a disclaimer of opinion, or were qualified or modified as to, uncertainty, audit scope or accounting principle.

     During the Registrant's two most recent fiscal years and through the date of this current report, there were no disagreements between the Registrant and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter in connection with its report on the Registrant's consolidated financial statements for such period.

     The Registrant believes that there was one reportable event under Item 304(a)(1)(v) of Regulation S-K resulting from a non-material unintentional related party transaction in connection with Registrant's City Park development project. The transaction has been previously reported by the Registrant in its Form 10-K for the year ended December 31, 2003 and in its Form 10-Q for the period ended March 31, 2004 filed with the Securities and Exchange Commission ("SEC"). As a result of the transaction, PwC requested and the Audit Committee and Registrant's management agreed to a change in the officers of the Registrant that would execute representation letters to PwC. The Registrant has authorized PwC to respond fully to the inquiries of the successor accountant concerning the subject matter of PwC's request.

     The Registrant provided PwC with a copy of the disclosures made in Item 4 of its current report on Form 8-K filed on June 8, 2004 and requested PwC to furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Registrant. The Registrant received on June 11, 2004 a copy of a letter from PwC to the SEC addressing the disclosures made in
Item 4 of the Registrant's current report on Form 8-K. A copy of PwC's letter of June 11, 2004 is filed as Exhibit 16.1 to this current report on Form 8-K/A.

     The Section 10A investigation referenced in PwC's letter was conducted as a result of a related party transaction in connection with the Registrant's City Park development project which transaction was brought to the attention of the Audit Committee by Registrant in February 2004. The Audit Committee undertook a review of the facts and circumstances surrounding the City Park development project related party transaction, which included, among other things, promptly retaining independent counsel. In February 2004, the independent counsel concluded that the transaction was not material, was unintentional, that no illegal act had occurred, that there was no finding that the Chairman and Chief Executive Officer of the Registrant or any member of his family benefited from the City Park development project and that the failure to previously publicly disclose such transaction was not a violation of law or SEC rules.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.
----------

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 15, 2004

                                        GLIMCHER REALTY TRUST


                                        By: /s/ William G. Cornely
                                            -------------------------
                                            William G. Cornely
                                            Executive Vice President,
                                            Chief Operating Officer,
                                            Chief Financial Officer
                                            and Treasurer

                                  EXHIBIT INDEX


EXHIBIT NO.
----------

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission